                                    [GRAPHIC]



                 Investment
Prospectus

                     April 30, 2002, as revised August 19, 2002

                Scudder Equity 500 Index Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Equity 500 Index Fund --  Investment

                      Overview of the
                      Equity 500 Index Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       5  Principal Risks of Investing in
                          the Fund

                       5  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       7  Fees and Expenses of the Fund

                       A Detailed Look at the
                       Equity 500 Index Fund

                         8 Objective

                         8 Index Investing Versus Active
                           Management

                         9 Strategy

                         9 Principal Investments

                        10 Investment Process

                        10 Risks

                        11 Information Regarding the
                           Index

                        12 Management of the Fund

                       How to Invest in the Fund

                        16 Buying and Selling Investment
                           Shares

                        17 Policies You Should Know
                           About

                        20 Performance Information

                        21 Other Rights We Reserve

                        22 Understanding Distributions
                           and Taxes

                        24 Financial Highlights

Overview of the Equity 500 Index Fund -- Investment

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index'), which emphasizes stocks of large US companies.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

                              Scudder Equity 500 Index Fund -- Investment  |  3

Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.


4  |  Scudder Equity 500 Index Fund -- Investment

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks held by the Fund could perform poorly.

         . Stocks could decline generally or could underperform other investments.

         . Returns on large US companies' stock, in which the Fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

         . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

         . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the Fund will realize its objective.

         You should not consider investing in the Fund if you are:

         . pursuing a short-term financial goal;

         . seeking regular income and stability of principal;

         . unable to tolerate fluctuations in the value of your investments; or

         . seeking to outperform the S&P 500 Index.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Scudder Equity 500 Index Fund -- Investment  |  5

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on December 31, 1992 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

The table also shows the after-tax returns of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

         Year-by-Year Returns (each full calendar year since inception)


                                    [CHART]

1993     1994     1995     1996     1997     1998     1999     2000      2001
------ -------  -------  -------  -------  -------  -------  -------   --------
9.53%   1.15%    37.15%   22.83%   33.02%   28.57%   20.59%   -9.36%    -12.17%


For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 21.36% (fourth quarter 1998) and its lowest quarter was -14.75% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended
December 31, 2001
Average Annual Returns
                                                                 Since Inception
                                               1 Year  5 Years (December 31, 1992)
----------------------------------------------------------------------------------
Investment Return Before Taxes                 -12.17% 10.43%        13.25%
----------------------------------------------------------------------------------
Investment Return After Taxes on Distributions -12.76%  9.09%        11.90%
----------------------------------------------------------------------------------
Investment Return After Taxes
on Distributions and Sale of
Fund Shares                                     -7.26%  8.32%        10.80%
----------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                                      -11.87% 10.70%        13.54%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Equity 500 Index Fund -- Investment

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment shares of the Equity 500 Index Fund.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.


         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.05%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.31%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.36%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.11%
         -------------------------------------------------------------
         Net Expenses                                        0.25%/2/
         -------------------------------------------------------------

Expense Example/3/

                         1 Year 3 Years 5 Years 10 Years
                          $26    $105    $191     $445
                        --------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Equity 500 Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                              Scudder Equity 500 Index Fund -- Investment  |  7

A Detailed Look at the Equity 500 Index Fund -- Investment

Objective

         The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

         The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

         Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

         . indexing provides simplicity because it is a straightforward market-replicating strategy;

         . index funds generally provide diversification by investing in a wide variety of companies and industries;

         . an index fund's performance is generally predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

         . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

         . index funds generally realize low capital gains.

8  |  Scudder Equity 500 Index Fund -- Investment

Strategy

         The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor, will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

         Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the Fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index.

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


                              Scudder Equity 500 Index Fund -- Investment  |  9

         The Fund may also hold up to 20% of its assets in short-term debt securities and money market instruments.

Investment Process

         In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

Risks

         Set forth below are some of the prominent risks associated with investing in general, with index investing and with investing in large cap stocks.

         Primary risks

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

         Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

         . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         . The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation

--------------------------------------------------------------------------------

Portfolio Turnover. The Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.


10  |  Scudder Equity 500 Index Fund -- Investment
           would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

         Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

         The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Information Regarding the Index

         The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard and Poor's(R) ('S&P'), a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities gen-

                             Scudder Equity 500 Index Fund -- Investment | 11 erally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund and Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund and Portfolio. S&P has no obligation to take the needs of the Fund and Portfolio or the owners of the Fund and Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund and Portfolio to be issued or in the determination or calculation of the equation by which the Fund and Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund and Portfolio, owners of the Fund and Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Management of the Fund

         Scudder Investments is a part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

12  |  Scudder Equity 500 Index Fund -- Investment

         Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. Prior to April 30, 2001, the investment advisor was Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), an affiliate of DeAM, Inc. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.05% of the Fund's average daily net assets for its services in the last fiscal year.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds retail, private and commercial banking, investment banking and insurance.

         Other Services. Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. Prior to July 1, 2001, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) served as the Fund's Administrator. ICCC provides the same services that Bankers Trust Company provided to the Fund and is entitled to receive the same rate of compensation. ICCC or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

                             Scudder Equity 500 Index Fund -- Investment  |  13

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC an affiliate of DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

         ICCC also serves as the Fund's transfer agent (the 'Transfer Agent' ).

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the Equity 500 Index Portfolio. The Fund and the master portfolio have the same objective. The master portfolio is advised by DeAM, Inc. The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. The feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

14  |  Scudder Equity 500 Index Fund -- Investment

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

                             Scudder Equity 500 Index Fund -- Investment  |  15

Buying and Selling Investment Shares

         You may only buy Investment shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.


16  |  Scudder Equity 500 Index Fund -- Investment

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.


                             Scudder Equity 500 Index Fund -- Investment  |  17

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.


18  |  Scudder Equity 500 Index Fund -- Investment

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

                             Scudder Equity 500 Index Fund -- Investment  |  19

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


20  |  Scudder Equity 500 Index Fund -- Investment

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

                             Scudder Equity 500 Index Fund -- Investment  |  21

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

22  |  Scudder Equity 500 Index Fund -- Investment

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                             Scudder Equity 500 Index Fund -- Investment  |  23

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Investment shares
(for a share outstanding throughout each period)

                                                   For the Years Ended December 31,
                                               2001        2000       1999        1998     1997

Per share operating performance:/1/
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $150.42     $183.48      $155.96   $124.95      $99.06
-----------------------------------------------------------------------------------------------
Income from investment
operations
-----------------------------------------------------------------------------------------------
Net investment income                      1.53        1.72         1.98      1.84        1.81
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and futures contracts     (19.83)     (18.16)       29.81     33.55       30.59
-----------------------------------------------------------------------------------------------
Total from investment operations         (18.30)     (16.44)       31.79     35.39       32.40
-----------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------
Net investment income                     (1.61)      (1.75)       (1.94)    (1.84)      (1.78)
-----------------------------------------------------------------------------------------------
Net realized gain from investment
and futures transactions                  (1.23)     (14.87)          --     (2.54)      (4.73)
-----------------------------------------------------------------------------------------------
In excess of net realized gain               --          --        (2.33)       --          --
-----------------------------------------------------------------------------------------------
Total distributions                       (2.84)     (16.62)       (4.27)    (4.38)      (6.51)
-----------------------------------------------------------------------------------------------
Net asset value, end of year            $129.28     $150.42      $183.48   $155.96     $124.95
-----------------------------------------------------------------------------------------------
Total investment return                  (12.17)%     (9.36)%      20.59%    28.57%      33.02%
-----------------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                           $627,373    $818,267   $1,036,354  $860,584   $637,401
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------
Net investment income                      1.10%       0.99%        1.18%     1.33%       1.59%
-----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including expenses of
the Equity 500 Index Portfolio             0.25%       0.25%/2/     0.25%     0.25%/3/    0.25%
-----------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including expenses of
the Equity 500 Index Portfolio             0.36%       0.38%        0.39%     0.43%       0.46%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                    9%/5/      28%          13%        4%         19%
-----------------------------------------------------------------------------------------------

/1/ Per share amounts for the years ended December 31, 1996 through December
    31, 1997 have been restated to reflect a 1:6 reverse stock split effective September 4, 1997.
/2/ Effective March 15, 2000 the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
/3/ Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.
/4/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
/5/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

24  |  Scudder Equity 500 Index Fund -- Investment

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      Equity 500 Index Fund--  CUSIP#
                      Investment:              055.847.107
                      BT Pyramid Mututal Funds
                                               811-6576

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SE500-1-IV

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder PreservationPlus Fund

                The Fund is designed exclusively for participant-directed employee benefit plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

PreservationPlus Fund --Institutional Class

                      Overview of the
                      PreservationPlus Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees
                          and Expenses

                       8  Annual Fund Operating
                          Expenses

                       A Detailed Look at the
                       PreservationPlus Fund

                       10  Objective

                       10  Strategy

                       10  Principal Investments

                       13  Investment Process

                       14  Risks

                       17  Management of the Fund

                       20  Calculating the Fund's Share
                           Price

                       21  Dividends and Distributions

                       21  Tax Considerations

                       22  Buying and Selling Fund Shares

                       25  Financial Highlights

Overview of the PreservationPlus Fund--Institutional Class

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.

                     Scudder PreservationPlus Fund -- Institutional Class  |  3

Principal Risks of Investing in the Fund

         Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fall if:

         . There is a sharp rise in interest rates.

         . An issuer's creditworthiness declines.

         . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

         . A price quotation may not be readily available and the Fund may not be able to sell a security at a price that reflects our estimate of its value.

         . We incorrectly judge the potential risks and rewards of investing in derivatives.

         The Fund attempts to offset these risks by entering into Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

         . The possibility of default by a financial institution providing a Wrapper Agreement ('Wrapper Provider').

         . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and seeking to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

         PreservationPlus Fund offers shares only to participant-directed employee benefit plans. Sales are made: 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their

4 | Scudder PreservationPlus Fund -- Institutional Class participants' ability to direct a withdrawal from the Fund to the following circumstances:

         . upon the plan participant's death, retirement, disability or termination;

         . to fund plan participant loans and other 'in service' withdrawals made pursuant to the terms of the plan; and

         . for transfers to other plan investment options that are not competing funds. Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

         You should not consider investing in PreservationPlus Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program. Read the prospectus carefully before investing.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------

Competing funds are any fixed income investment vehicles with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.


                     Scudder PreservationPlus Fund -- Institutional Class  |  5

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the next page can help you evaluate the potential risks and rewards of investing in the Institutional Class shares of the Fund. The bar chart shows the Institutional Class' actual return for each full calendar year since it began selling those shares on December 12, 1997 (its inception date). Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. Total return reflects the expense waivers in place during the periods presented. In their absence returns would have been lower. The table compares the Institutional Class' average annual return with the Lehman 1-3 Year Government/Credit Index, the iMoneyNet First Tier Retail Money Funds Average, and Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 2001, the Fund's 30-day yield was 5.25%.

--------------------------------------------------------------------------------
The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Intermediate Aggregate Index more closely reflects the market sector in which the Fund invests than the other indices. The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The 'total return' of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.
         Year-by-Year Returns (each full calendar year since inception)
            [CHART]

 1998    1999     2000    2001
-----   -----    -----   -----
5.88%   5.65%    5.97%   5.60%

Since inception, the Institutional Class' highest return in any calendar quarter was 1.48% (fourth quarter 2000) and its lowest quarterly return was 1.31% (fourth quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

6  |  Scudder PreservationPlus Fund -- Institutional Class

 Performance for the Periods Ended December 31, 2001
 Average Annual Returns
                                                             Since Inception
                                                    1 Year (December 12, 1997)
 -----------------------------------------------------------------------------
 PreservationPlus Fund-- Institutional Class        5.60%         5.77%
 -----------------------------------------------------------------------------
 Lehman 1-3 Year Government/ Credit Index/1/        8.78%         6.72%
 -----------------------------------------------------------------------------
 iMoneyNet First Tier Retail Money Funds Average/1/ 3.56%         4.76%
 -----------------------------------------------------------------------------
 Wrapped Lehman Intermediate Aggregate Index/1/     6.30%         6.20%
 -----------------------------------------------------------------------------

/1 /The benchmarks are calculated from December 31, 1997.

                     Scudder PreservationPlus Fund -- Institutional Class  |  7

Annual Fund Operating Expenses

The Shareholder Fees and Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus Fund--Institutional Class.

Under normal circumstances, redemptions of Shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the 'Calculating the Fund's Share Price' section for more information.


            Shareholder Fees
            (fees paid directly from your investment)
            Maximum Sales Charge Imposed on Purchases           None
            --------------------------------------------------------
            Maximum Sales Charge on Reinvested Dividends        None
            --------------------------------------------------------
            Maximum Redemption Fee
            (as a percentage of amount redeemed, as applicable) 2.0%
            --------------------------------------------------------

           Annual Fees and Expenses
           (expenses paid from Fund assets)
                                                       Percentage of
                                                       Average Daily
                                                       Net Assets/1/
           Management Fees                                   0.35%
           ---------------------------------------------------------
           Distribution (12b-1) Fees                          None
           ---------------------------------------------------------
           Other Fund Operating Expenses                  0.30%/2/
           ---------------------------------------------------------
           Total Fund Operating Expenses                     0.65%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements   -0.25%/3/
           ---------------------------------------------------------
           Net Expenses                                      0.40%
           ---------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.)

/2/ 'Other Expenses' include the annual premium rates the Fund pays for Wrapper
    Agreements.

/3/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees and reimburse expenses including the premiums on Wrapper Agreements so that total expenses will not exceed 0.40%.

8  |  Scudder PreservationPlus Fund -- Institutional Class

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

Expense Example/1 /

                        1 Year 3 Years 5 Years 10 Years
                         $41    $183    $337     $787
                        -------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                     Scudder PreservationPlus Fund -- Institutional Class  |  9

A Detailed Look at the PreservationPlus Fund--Institutional Class

Objective

         PreservationPlus Fund seeks a high level of current income while seeking to maintain a stable value per share.

         The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

Strategy

         The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

Principal Investments

         Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

         . US government securities that are issued or guaranteed by the US
           Treasury, or by agencies or instrumentalities of the US Government.


--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.


10  |  Scudder PreservationPlus Fund -- Institutional Class

         . US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

         . US dollar-denominated asset-backed securities issued by domestic or foreign entities.

         . Mortgage pass-through securities issued by governmental and non-governmental issuers.

         . Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

         . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

         We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

         . We allocate assets among a diversified group of issuers.

         . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Fitch, another nationally recognized statistical rating organization, or, if unrated, determined by us to be of comparable quality.

         . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

         Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


                    Scudder PreservationPlus Fund -- Institutional Class | 11 losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

         We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

         . We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality rating.

         . We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

         Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

         Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet share-

--------------------------------------------------------------------------------

Book value of the Covered Assets is generally their purchase price, plus interest accrued at the crediting rate, less any adjustments for deposits or withdraws or for defaulted or impaired securities (as specified in the Wrapper Agreements).

The Crediting Rate:

.. Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value and the market value of the Covered Assets; and


.. Is a significant component of the Fund's yield.

A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

12 | Scudder PreservationPlus Fund -- Institutional Class holder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

         Derivative Instruments. The Fund may invest in various instruments commonly known as 'derivatives' to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

         Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment Process

         The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Historically, this Fund has had a high portfolio turnover rate.

--------------------------------------------------------------------------------

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

                    Scudder PreservationPlus Fund -- Institutional Class  |  13

         The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of its assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent such a position is adopted and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.

Risks

         Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

         Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

         Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:


14  |  Scudder PreservationPlus Fund -- Institutional Class

         . A Wrapper Provider could default, which could cause the Fund's share value to fall and could result in losses for plan participants who sell their shares.

         . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

         . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

         . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

         . If a Wrapper Provider is unable to make timely payments, the Fund's
           Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

         . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

         Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

                    Scudder PreservationPlus Fund -- Institutional Class  |  15

         Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects its fair value under procedures adopted by the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

         Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

         If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on

16 | Scudder PreservationPlus Fund -- Institutional Class the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment advisor received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the period. This is the same fee that Bankers Trust Company, the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         As of September 30, 2001, DeAM, Inc. had total assets under management of approximately $190 billion. As of September 30, 2001, DeAM, Inc. managed approximately $16.2 billion in stable value assets.

         Deutsche Bank AG, an international commercial and investment banking group, is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                    Scudder PreservationPlus Fund -- Institutional Class  |  17

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Eric Kirsch, CFA

         . Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined DeAM, Inc. in 1980.

         . Head of the Stable Value investment group.

         Louis R. D'Arienzo

         . Director of the investment advisor.

         . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

         . Joined DeAM, Inc. in 1981.

         . Portfolio Manager in the Structured Fixed Income investment group.

         John D. Axtell

         . Managing Director of the investment advisor.

         . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

         . Joined DeAM, Inc. in 1990.

         . Portfolio Manager in the Stable Value investment group.

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. These are the same services that Bankers Trust, the previous administrator to the Fund provided. ICCC became the administrator on July 1, 2001. ICCC also serves as the Fund's transfer agent ('Transfer Agent'). ICCC is an indirect wholly-owned subsidiary of Deutsche Bank.

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

18  |  Scudder PreservationPlus Fund -- Institutional Class

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.


                    Scudder PreservationPlus Fund -- Institutional Class  |  19

Calculating the Fund's Share Price

         We calculate the daily price of a Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. You can find the Funds' share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Funds' net asset values by class calls for deducting all of the liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable.

         We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine its value by the method that most accurately reflects its fair value under procedures adopted by the Board of Trustees.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


20  |  Scudder PreservationPlus Fund -- Institutional Class

Dividends and Distributions

         Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay at least annually any long-term capital gains, as well as any short-term capital gains that it did not distribute during the year.

         On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

         We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

Tax Considerations

         The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund.

         For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

         Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

--------------------------------------------------------------------------------

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.


                    Scudder PreservationPlus Fund -- Institutional Class  |  21

Buying and Selling Fund Shares

         The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the Fund's shares: 1) directly or
         2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the Fund as an investment option to its participants.

         Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

         . upon the plan participant's death, retirement, disability or termination;

         . to fund plan participant loans and other 'in service' withdrawals made pursuant to the terms of the plan; and

         . for transfers to other plan investment options that are not competing funds. Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

         How to receive account information

         . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

         . If you are a plan administrator or fiduciary, you should call
           1-800-621-1048 for information about the plan's account with the Fund.

         Transactions in fund shares

         Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

22  |  Scudder PreservationPlus Fund -- Institutional Class

         Important information about buying and selling shares

         . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

         . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven calendar days.

         . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

         . The Fund remits proceeds from the sale of shares in US dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem 'in kind' if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem 'in kind' if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

         . The Fund does not issue share certificates.

         . We reserve the right to reject purchases of Fund shares including exchanges for any reason.

         . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

         . Sales orders not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the 'Calculating the Fund's Share Price' section for more information.

         . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

                    Scudder PreservationPlus Fund -- Institutional Class  |  23

         . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when the New York Stock Exchange is closed.

24  |  Scudder PreservationPlus Fund -- Institutional Class

Financial Highlights

The table below provides a picture of the Institutional Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Institutional Class shares

                                                                      For the Period
                                                                    December 12, 1997/1/
                                  For the Years Ended September 30,       through
                                    2001        2000       1999     September 30, 1998

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $10.00      $10.00     $10.00          $10.00
----------------------------------------------------------------------------------------
Income from investment
operations
----------------------------------------------------------------------------------------
Net investment income                 0.56        0.58       0.55            0.46
----------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------
Net investment income                (0.56)      (0.58)     (0.55)          (0.46)
----------------------------------------------------------------------------------------
Net realized gains/2/                   --          --      (0.05)             --
----------------------------------------------------------------------------------------
Reverse stock split/2/                  --          --       0.05              --
----------------------------------------------------------------------------------------
Net asset value, end of period      $10.00      $10.00     $10.00          $10.00
----------------------------------------------------------------------------------------
Total investment return/3/            5.77%       5.91%      5.66%           5.91%/4/
----------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                    $198,883    $199,121   $186,563          $162,193
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Net investment income                 5.61%       5.76%      5.53%           5.79%/4/
----------------------------------------------------------------------------------------
Expenses after waivers, including
expenses of the PreservationPlus
portfolio                             0.40%       0.40%      0.40%           0.40%/4/
----------------------------------------------------------------------------------------
Expenses before waivers,
including expenses of the
PreservationPlus portfolio            0.65%       0.60%      0.66%           0.90%/4/
----------------------------------------------------------------------------------------
Portfolio turnover rate/5/             249%        237%       291%            428%/6/
----------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share. On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of .995 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.
/3/ Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.
/4/ Annualized.
/5/ The portfolio turnover rate is the turnover rate for the master portfolio, into which the Fund invests its assets.
/6/ For the period October 1, 1997 to September 30, 1998.

                    Scudder PreservationPlus Fund -- Institutional Class  |  25

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      PreservationPlus Fund-- CUSIP#
                      Institutional Class:    055.847.818
                      BT Pyramid Mutual Funds
                                              811-6576

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SPF-1-IN

                                    [GRAPHIC]



                 Investment Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder PreservationPlus Fund

                The Fund is designed exclusively for participant directed employee benefit plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

PreservationPlus Fund --Investment Class

                                       Overview of the
                                       PreservationPlus Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      4   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      7   Annual Fund Operating
                          Expenses

                       A Detailed Look at the
                       PreservationPlus Fund

                        9  Objective

                        9  Strategy

                        9  Principal Investments

                       12  Investment Process

                       13  Risks

                       16  Management of the Fund

                       19  Calculating the Fund's Share
                           Price

                       19  Dividends and Distributions

                       20  Tax Considerations

                       20  Buying and Selling Fund Shares

                       24  Financial Highlights

Overview of the PreservationPlus Fund -- Investment Class

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.

                        Scudder PreservationPlus Fund -- Investment Class  |  3

Principal Risks of Investing in the Fund

         Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fall if:

         . There is a sharp rise in interest rates.

         . An issuer's creditworthiness declines.

         . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

         . A price quotation may not be readily available and the Fund may not be able to sell a security at a price that reflects our estimate of its value.

         . We incorrectly judge the potential risks and rewards of investing in derivatives.

         The Fund attempts to offset these risks by entering into Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

         . The possibility of default by a financial institution providing a Wrapper Agreement ('Wrapper Provider').

         . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and seeking to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

         PreservationPlus Fund offers shares only to participant-directed employee benefit plans. Sales are made: 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their

4 | Scudder PreservationPlus Fund -- Investment Class participants' ability to direct a withdrawal from the Fund to the following circumstances:

         . upon the plan participant's death, retirement, disability or termination;

         . to fund plan participant loans and other 'in service' withdrawals made pursuant to the terms of the plan; and

         . for transfers to other plan investment options that are not competing funds. Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

         You should not consider investing in the PreservationPlus Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program. Read this prospectus carefully before investing.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------

Competing funds are any fixed income investment vehicles with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.


                        Scudder PreservationPlus Fund -- Investment Class  |  5

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Investment Class shares of the Fund. The bar chart shows the Investment Class' actual return for each full calendar year since it began selling those shares on September 23, 1998 (its inception date). Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. Total return reflects the expense waivers in place during the periods presented. In their absence returns would have been lower. The table compares the Investment Class' average annual return with the Lehman 1-3 Year Government Credit Index, the iMoneyNet First Tier Retail Money Funds Average, and Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 2001, the Fund's 30-day yield was 5.00%.

===========================

The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Intermediate Aggregate Index more closely reflects the market sector in which the Fund invests than the other indices. The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The 'total return' of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

Year-by-Year Returns (each full calendar year since inception)

                                     [CHART]

1999     2000     2001
----     ----     ----
5.24%    5.73%    5.33%

Since inception, the Investment Class' highest return in any calendar quarter was 1.47% (third quarter 2000) and its lowest quarterly return was 1.25% (fourth quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

   Performance for Periods Ended December 31, 2001
   Average Annual Returns
                                                             Since Inception
                                                      1 Year (Sept. 23, 1998)
   --------------------------------------------------------------------------
   PreservationPlus--Investment Class                 5.33%       5.43%
   --------------------------------------------------------------------------
   Lehman 1-3 Year Government / Credit Index/1/       8.78%       6.38%
   --------------------------------------------------------------------------
   iMoneyNet First Tier Retail Money Funds Average/1/ 3.56%       4.68%
   --------------------------------------------------------------------------
   Wrapped Lehman Intermediate Aggregate Index/1/     5.97%       5.72%
   --------------------------------------------------------------------------

/1/ The benchmarks are calculated from September 30, 1998.

6  |  Scudder PreservationPlus Fund -- Investment Class

Annual Fund Operating Expenses


The Shareholder Fees and Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy and hold shares of the PreservationPlus Fund--Investment Class.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the 'Calculating the Fund's Share Price' section for more information.

Investment Class shares are subject to shareholder servicing fees in a maximum amount of 0.25% of the average daily net assets of the shares. The shareholder services provided in exchange for these fees may include establishing and maintaining shareholder and plan participant accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering investor/shareholder's inquiries regarding the Fund and/or its classes, providing periodic statements showing the investor/shareholder's account balance and those of plan participants, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating executed proxies and obtaining such other information and performing such other services as may reasonably be required.


Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases                                  None
-------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                               None
-------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage of amount redeemed, as applicable) 2.0%
-------------------------------------------------------------------------------

Annual Fees and Expenses
(expenses paid from Fund assets)
                                                                            Percentage of
                                                                            Average Daily
                                                                            Net Assets/1/
Management Fees                                                                 0.35%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                        None
-----------------------------------------------------------------------------------------
Other Fund Operating Expenses (including a 0.25% shareholder servicing fee)     0.72%/2/
-----------------------------------------------------------------------------------------
Total Fund Operating Expenses                                                   1.07%
-----------------------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursements                                    -0.42%/3/
-----------------------------------------------------------------------------------------
Net Expenses                                                                    0.65%
-----------------------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.)
/2/ 'Other Expenses' include the annual premium rates the Fund pays for Wrapper
    Agreements.
/3/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees and reimburse expenses so that total expenses will not exceed 0.65%.

                        Scudder PreservationPlus Fund -- Investment Class  |  7

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

Expense Example/4/

                        1 Year 3 Years 5 Years 10 Years
                         $66    $299    $549    $1,268
                        -------------------------------

/4/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

8  |  Scudder PreservationPlus Fund -- Investment Class

A Detailed Look at the PreservationPlus Fund --Investment Class

Objective

         PreservationPlus Fund seeks a high level of current income while seeking to maintain a stable value per share.

         The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

Strategy

         The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

Principal Investments

         Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

         . US government securities that are issued or guaranteed by the US
           Treasury, or by agencies or instrumentalities of the US Government.

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

                        Scudder PreservationPlus Fund -- Investment Class  |  9

         . US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

         . US dollar-denominated asset-backed securities issued by domestic or foreign entities.

         . Mortgage pass-through securities issued by governmental and non-governmental issuers.

         . Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

         . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

         We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

         . We allocate assets among a diversified group of issuers.

         . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Fitch, another nationally recognized statistical rating organization, or, if unrated, determined by us to be of comparable quality.

         . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

         Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's Wrapper Agreements serve to substantially offset the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.



10  |  Scudder PreservationPlus Fund -- Investment Class

         Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

         We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

         . We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality rating.

         . We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

         Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

         Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term

--------------------------------------------------------------------------------

Book value of the Covered Assets is
generally their purchase price, plus interest accured at the crediting rate, less any adjustments for deposits or withdraws or for defaulted or impaired securities (as specified in the Wrapper Agreements).

The Crediting Rate:

.. Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value and the market value of the Covered Assets; and


.. Is a significant component of the Fund's yield.

A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

                       Scudder PreservationPlus Fund -- Investment Class | 11 investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

         Derivative Instruments. The Fund may invest in various instruments commonly known as 'derivatives' to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

         Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment Process

         The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Historically, this Fund has had a high portfolio turnover rate.

--------------------------------------------------------------------------------


Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

12  |  Scudder PreservationPlus Fund -- Investment Class

         The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

         Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. The Fund may invest up to 100% of its assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent such a position is adopted and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.

Risks

         Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

         Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

                       Scudder PreservationPlus Fund -- Investment Class  |  13

         Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

         . A Wrapper Provider could default, which could cause the Fund's share value to fall and could result in losses for plan participants who sell their shares.

         . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

         . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

         . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

         . If a Wrapper Provider is unable to make timely payments, the Fund's
           Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

         . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

         Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable

14 | Scudder PreservationPlus Fund -- Investment Class investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

         Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

         Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

                       Scudder PreservationPlus Fund -- Investment Class  |  15

         If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the period. This is the same fee that Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         As of September 30, 2001, DeAM, Inc. had total assets under management of approximately $190 billion. Deutsche Bank AG, an international commercial and investment banking group, is a major

16 | Scudder PreservationPlus Fund -- Investment Class global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
         As of September 30, 2001, DeAM, Inc. managed approximately $16.2 billion in stable value assets.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Eric Kirsch, CFA, Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined Bankers Trust in 1980.

         . Head of the Stable Value investment group.

         Louis R. D'Arienzo, Director of the investment advisor.

         . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

         . Joined Bankers Trust in 1981.

         . Portfolio Manager in the Structured Fixed Income investment group.

         John D. Axtell, Managing Director of the investment advisor.

         . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

         . Joined Bankers Trust in 1990.

         . Portfolio Manager in the Stable Value investment group.

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. These are the same services that Bankers Trust (now known as Deutsche Bank Trust Company Americas), the previous administrator to the Fund provided. ICCC became the administrator on July 1, 2001. ICCC serves as the Fund's transfer agent ('Transfer Agent'). ICCC is an indirect wholly- owned subsidiary of Deutsche Bank AG.

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to

                       Scudder PreservationPlus Fund -- Investment Class | 17 setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

18  |  Scudder PreservationPlus Fund -- Investment Class

Calculating the Fund's Share Price

         We calculate the daily price of a Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

         We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects its fair value under procedures adopted by the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Dividends and Distributions

         Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay at least annually any long-term capital gains, as well as any short-term capital gains that it did not distribute during the year.

--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


                       Scudder PreservationPlus Fund -- Investment Class  |  19

         On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

         We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

Tax Considerations

         The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains from the Fund's holdings.

         For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

         Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

Buying and Selling Fund Shares

         The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the Fund's shares: 1) directly or
         2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the Fund as an investment option to its participants.

--------------------------------------------------------------------------------

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

20  |  Scudder PreservationPlus Fund -- Investment Class

         Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

         . upon the plan participant's death, retirement, disability or termination;

         . to fund plan participant loans and other 'in service' withdrawals made pursuant to the terms of the plan; and

         . for transfers to other plan investment options that are not competing funds. Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

         How to receive account information

         . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

         . If you are a plan administrator or fiduciary, you should call 1-800-621-1048 for information about the plan's account with the Fund.

         Transactions in fund shares

         Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

                       Scudder PreservationPlus Fund -- Investment Class  |  21

         Important information about buying and selling shares

         . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

         . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven calendar days.

         . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

         . The Fund remits proceeds from the sale of shares in US dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem 'in kind' if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem 'in kind' if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

         . The Fund does not issue share certificates.

         . We reserve the right to reject purchases of Fund shares including exchanges for any reason.

         . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

         . Sales orders not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the 'Calculating the Fund's Share Price' section for more information.

         . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's

22  |  Scudder PreservationPlus Fund -- Investment Class
           exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

                       Scudder PreservationPlus Fund -- Investment Class  |  23

Financial Highlights

The table below provides a picture of the Investment Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Investment Class shares

                                                                              For the Period
                                                                              September 23,
                                                                                 1998/1/
                                                         For the Years           through
                                                      Ended September 30,     September 30,
                                                       2001     2000     1999      1998

Per share operating performance:
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.00   $10.00   $10.00       $10.00
--------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------
Net investment income                                0.54     0.55     0.51         0.01
--------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------
Net investment income                               -0.54    -0.55    -0.51        -0.01
--------------------------------------------------------------------------------------------
Net realized gains/2/                                                 -0.05
                                                       --       --                    --
--------------------------------------------------------------------------------------------
Reverse stock split/2/                                 --       --     0.05           --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.00   $10.00   $10.00       $10.00
--------------------------------------------------------------------------------------------
Total investment return/3/                           5.50%    5.64%    5.25%        5.42%/4/
--------------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)            $50,990  $36,388  $17,099       $404
--------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------
Net investment income                                5.34%    5.49%    5.20%        5.42%/4/
--------------------------------------------------------------------------------------------
Expenses after waivers, including expenses of the
PreservationPlus Portfolio                           0.65%    0.65%    0.80%        0.80%/4/
--------------------------------------------------------------------------------------------
Expenses before waivers, including expenses of the
PreservationPlus Portfolio                           1.07%    1.05%    1.18%        1.23%/4/
--------------------------------------------------------------------------------------------
Portfolio turnover rate/5/                            249%     237%     291%         428%/6/
--------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share. On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of 0.995 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.
/3/ Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.
/4/ Annualized.
/5/ The portfolio turnover rate is the turnover rate for the master portfolio, into which the Fund invests its assets.
/6/ For the period October 1, 1997 to September 30, 1998.

24  |  Scudder PreservationPlus Fund -- Investment Class

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      PreservationPlus Fund-- CUSIP#
                      Investment Class:       055.847.834
                      BT Pyramid Mutual Funds
                                              811-6576

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SPF-1-IV

                                                       Deutsche Asset Management


Cash Management Fund - Institutional Class
Cash Management Fund - Investment Class
Money Market Fund - Investment Class
Tax Free Money Fund - Investment Class
NY Tax Free Money Fund - Investment Class
Cash Reserves Fund - Institutional Class
Liquid Assets Fund - Institutional Class



Supplement dated August 19, 2002 to the Prospectuses dated April 30, 2002 for the Cash Management Fund - Institutional Class, Cash Management Fund - Investment Class, Money Market Fund - Investment Class, Tax Free Money Fund - Investment Class, NY Tax Free Money Fund - Investment Class, Cash Reserves Fund
- Institutional Class, and Liquid Assets Fund - Institutional Class



The following replaces the `How to Contact Deutsche Asset Management' by Overnight Mail section in each Fund's prospectus:

                                        Deutsche Asset Management
By Overnight Mail:                      811 Main Street
                                        Kansas City, MO  64105



The following replaces the `Important Information About Buying and Selling Shares' section in the Cash Reserve Fund's prospectus:

..    You may buy and sell shares of a fund through authorized service agents as well as directly from the Service Center. The same terms and conditions apply. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

..    You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

..    If we receive your purchase order before 4:00 p.m. Eastern time (or earlier, if the Fund closes early) you will receive the dividends declared that day. If we receive it after 4:00 p.m. Eastern time, you will not.

..    You will not receive dividends declared on the day you sell your shares.

..    After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the Fund is open for business.

..    We accept payment for shares only in US dollars by check, bank or Federal
     Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter or third-party checks or checks issued by credit card companies or internet based companies.

..    The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

..    Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day.

..    We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

..    If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

..    We remit proceeds from the sale of shares in US dollars.

..    We do not issue share certificates.

..    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

..    During periods of heavy market activity, you may have trouble reaching the
     Service Center by telephone. If this occurs, you should make your request by mail.

..    The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares; or 4) in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the previous three circumstances.

..    We will not accept purchase and sale orders on any day the New York Stock
     Exchange is closed.

..    Account Statements and Fund Reports: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund's overall performance, its current holdings and its investing strategies.

                                                             A Member of the
                                                             Deutsche Bank Group
                                                             [LOGO]

               Please Retain This Supplement for Future Reference

BT Investment Funds
BT Institutional Funds
BT Pyramid Mutual Funds
COMBSUPPMMK (08/02)
CUSIPs:

Cash Management Fund - Institutional Class 055924104
Cash Management Fund - Investment Class 055922108
Money Market Fund - Investment Class 055847206
Tax Free Money Fund - Investment Class 055922306
NY Tax Free Money Fund - Investment Class 055922207
Cash Reserves Fund - Institutional Class 055924872
Liquid Assets Fund - Institutional Class 055924864

                        Supplement dated August 19, 2002
       to the Statements of Additional Information dated January 28, 2002 for the following Funds (each a 'Fund'):

BT Pyramid Mutual Funds
         PreservationPlus Fund - Institutional Class
         PreservationPlus Fund - Institutional Service Class
         PreservationPlus Fund - Investment Class

BT Investment Funds
         PreservationPlus Income Fund

The following supplements the Statements of Additional Information dated January 28, 2002:

The legal name of the Fund is:              The Fund will also be known as:

PreservationPlus Fund                       Scudder PreservationPlus Fund
PreservationPlus Income Fund                Scudder PreservationPlus Income Fund

The following supplements the Statement of Additional Information dated January 28, 2002 for the PreservationPlus Fund:

         The PreservationPlus Fund - Institutional Service Class closed on January 28, 2002.

Effective August 19, 2002, the following supplements the Statements of Additional Information dated January 28, 2002:

         The address for Investment Company Capital Corporation, the Fund's transfer agent ('Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the 'Organization of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change does not affect the operations of the Fund, but results in modifications to the presentation of the Fund's Prospectus, periodic reports and other publications on behalf of the Fund.

Effective August 19, 2002, the following supplements the 'Management of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the 'Management of the Trust' Section and 'Investment Advisor' Sub-Section of the Statements of Additional Information dated January 28, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ('Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following table replaces the 'Trustees of the Trusts and Portfolios' and 'Officers of the Trusts and Portfolio' Sub-Sections in the 'Management of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

On July 30, 2002, the shareholders of the Trust and the Funds approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Independent
Trustee
-------
Richard R. Burt        Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);               80
2/3/47                                             Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                   1996 to present); Member of the Board, Hollinger
                                                   International, Inc./2/ (publishing) (1995 to present), HCL
                                                   Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                   Mitchell Hutchins families of funds) (1995 to present)
                                                   (registered investment companies); and Member, Textron
                                                   Inc./2/ International Advisory Council (July 1996 to
                                                   present). Formerly, Partner, McKinsey & Company (consulting)
                                                   (1991-1994) and US Chief Negotiator in Strategic Arms
                                                   Reduction Talks (START) with former Soviet Union and US
                                                   Ambassador to the Federal Republic of Germany (1985-1991);
                                                   Member of the Board, Homestake Mining/2/ (mining and
                                                   exploration) (1998-February 2001), Archer Daniels Midland
                                                   Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                   and Anchor Gaming (gaming software and equipment) (March
                                                   1999-December 2001).

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

S. Leland Dill         Trustee since 1999 for      Trustee, Phoenix Zweig Series Trust (since September 1989),        78
3/28/30                PreservationPlus Fund.      Phoenix Euclid Market Neutral Funds (since May 1998)
                                                   (registered investment companies); Retired (since 1986).
                       Trustee since 1986 for      Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                       PreservationPlus            Director, Vintners International Company Inc. (June 1989-May
                       Income Fund.                1992), Coutts (USA) International (January 1992-March 2000),
                                                   Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                                                   1999) and General Partner, Pemco (investment company) (June
                                                   1979-June 1986).

Martin J. Gruber       Trustee since 1992 for      Nomura Professor of Finance, Leonard N. Stern School of            79
7/15/37                PreservationPlus Fund.      Business, New York University (since 1964); Trustee, CREF
                                                   (since 2000); Director, S.G. Cowen Mutual Funds
                       Trustee since 1999 for      (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                       PreservationPlus            Capital Fund, Inc. (2000 to present) and Singapore Fund,
                       Income Fund.                Inc. (since 2000) (registered investment companies).

Richard J. Herring     Trustee since 1999.         Jacob Safra Professor of International Banking and                 78
2/18/46                                            Professor, Finance Department, The Wharton School,
                                                   University of Pennsylvania (since 1972); Director, Lauder
                                                   Institute of International Management Studies (since 2000);
                                                   Co-Director, Wharton Financial Institutions Center (since
                                                   2000) and Vice Dean and Director, Wharton Undergraduate
                                                   Division (1995-2000).

Joseph R. Hardiman     Trustee since 2002.         Private Equity Investor (1997 to present); Director,               76
5/27/37                                            Soundview Technology Group Inc. (investment banking) (July
                                                   1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                   Advisory & Trust Company (investment advisor) (February
                                                   2001 to present), The Nevis Fund (registered investment
                                                   company) (July 1999 to present), and ISI Family of Funds
                                                   (registered investment companies) (March 1998 to present).
                                                   Formerly, Director, Circon Corp./2/ (medical instruments)
                                                   (November 1998-January 1999); President and Chief Executive
                                                   Officer, The National Association of Securities Dealers,
                                                   Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                   Operating Officer of Alex. Brown & Sons Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1985-1987) and General
                                                   Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                   Securities Inc.) (1976-1985).

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Graham E. Jones        Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial            78
1/31/33                                            real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                   22 open-end mutual funds managed by Sun Capital Advisers,
                                                   Inc. (since 1998).

Rebecca W. Rimel       Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable          78
4/10/51                                            Trusts (charitable foundation) (1994 to present). Formerly,
                                                   Executive Director, The Pew Charitable Trusts (1988 to
                                                   1994); Director, ISI Family of Funds (registered investment companies) (1997 to 1999); and Director and Executive Vice
                                                   President, The Glenmede Trust Company (investment trust and wealth management) (1994 to 2000).

Philip Saunders, Jr.   Trustee since 1999 for      Principal, Philip Saunders Associates (Economic and                78
10/11/35               PreservationPlus Fund.      Financial Consulting) (since 1998). Formerly, Director,
                                                   Financial Industry Consulting, Wolf & Company (1987-1988);
                       Trustee since 1986 for      President, John Hancock Home Mortgage Corporation
                       PreservationPlus            (1984-1986); Senior Vice President of Treasury and Financial
                       Income Fund.                Services, John Hancock Mutual Life Insurance Company, Inc.
                                                   (1982-1986).

William N. Searcy      Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/             78
9/3/46                                             (telecommunications) (since 1989); Trustee of 22 open-end
                                                   mutual funds managed by Sun Capital Advisers, Inc. (since
                                                   1998).

Robert H. Wadsworth    Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting        81
1/29/40                                            firm) (1982 to present); President and Director, Trust for
                                                   Investment Managers (registered investment company) (1999
                                                   to present).  Formerly, President, Investment Company
                                                   Administration, L.L.C. (1992*-July 2001); President,
                                                   Treasurer and Director, First Fund Distributors, Inc.
                                                   (1990-January 2002); Vice President, Professionally Managed
                                                   Portfolios (1999-2002) and Advisors Series Trust
                                                   (1997-2002) (registered investment companies); and
                                                   President, Guinness Flight Investment Funds, Inc.
                                                   (registered investment companies).

                                                   * Inception date of the corporation which was the
                                                   predecessor to the LLC.

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Interested Trustee
------------------

Richard T. Hale/3/     Trustee since 1999 and      Managing Director, Deutsche Bank Securities Inc. (formerly         78
7/17/45                President since 2000.       Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                   Management (1999 to present); Director and President,
                                                   Investment Company Capital Corp. (registered investment
                                                   advisor) (1996 to present); President, DB Hedge Strategies
                                                   Fund LLC (registered investment company) (June 2002 to
                                                   present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                   present), CABEI Fund (2000 to present), North American
                                                   Income Fund (2000 to present) (registered investment
                                                   companies); Vice President, Deutsche Asset Management, Inc.
                                                   (2000 to present). Chartered Financial Analyst. Formerly,
                                                   Director, ISI Family of Funds (registered investment
                                                   companies) (1992-1999).

Officers
--------

Richard T. Hale        President since 2000.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert          Assistant Secretary         Director, Deutsche Asset Management (January 1999 to
5/14/63                since 1999.                 present); Certified Public Accountant (1989 to present).
                                                   Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                   Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                   (1992-1997).

Charles A. Rizzo       Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                             present); Certified Public Accountant; Certified Management
                                                   Accountant.  Formerly, Vice President and Department Head,
                                                   BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                   Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                   (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch       Secretary since 1999;       Managing Director, Deutsche Asset Management (2002 to
3/27/54                Vice President since        present) and Director, Global Funds Ltd. (2002 to
                       2000.                       present).  Formerly, Director, Deutsche Asset Management
                                                   (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                   General Counsel, United States Securities and Exchange
                                                   Commission (1993-1998).

                       Position with the Trust     Business Experience and Directorships During the
Name and Birth Date    and Length of Time Served   Past 5 Years

Jeffrey A. Engelsman   Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                       2002                        Insurance Company (1995 to 1999).

Bruce A. Rosenblum     Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                   Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                   Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                   Divisions of Enforcement and Corporation Finance,
                                                   Securities and Exchange Commission (1986-1994).

-----------
1  As of July 30, 2002, the total number of Funds in the Fund Complex is 84.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3  Mr. Hale is a director who is an 'interested person' within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

The Board has an Audit Committee that meets with the Trust's and Portfolio's independent auditors to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                        Supplement dated August 19, 2002
         to the Statements of Additional Information dated April 30, 2002 to the following Funds (each a `Fund'):

BT Investment Funds
         Tax Free Money Fund -- Investment
         NY Tax Free Money Fund -- Investment
         Cash Management Fund -- Investment
         Treasury Money Fund -- Investment

BT Institutional Funds
         Cash Management Fund -- Institutional
         Treasury Money Fund -- Institutional
         Cash Reserves Fund -- Institutional
         Liquid Assets Fund -- Institutional

BT Pyramid Funds
         Money Market Fund -- Investment

The following paragraph replaces the first paragraph under the heading `Redemption of Shares' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption.

The following paragraph replaces the fifth paragraph under the heading `Redemption of Shares' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         The Fund may suspend the right of redemption or postpone the date of payment for its shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings;
         (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Fund may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances in the previous sentence.

The following paragraph replaces the sixth paragraph under the heading `Net Asset Value' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; or valuing the Portfolio's assets by using available market quotations.

Effective July, 15, 2002, the following supplements the `Investment Policies' section of the Statements of Additional Information dated April 30, 2002 of the Treasury Money Fund, Institutional Class and Investment Class:

         Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in US Treasury obligations, either directly or through repurchase agreements. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Effective August 19, 2002, the following supplements the Statements of Additional Information dated April 30, 2002:

         The address for Investment Company Capital Corporation, the Fund's transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the `Management of the Trust' Section, `Distributor' Sub-Section of the Statements of Additional Information dated April 30, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Management of the Trust' Section and `Investment Advisor' Sub-Section of the Statements of Additional Information dated April 30, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Management of the Trust' Section, `Trustees of the Trust' and `Officers of the Trust' Sub-Section of the Statements of Additional Information dated April 30, 2002:

On July 30, 2002, the shareholders of the Trust and the Funds approved the election of new Trustees and executive officers. The following information is provided for each elected Trustee and officer.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                                    Number of
                                                                                                                    Funds in the
                            Position with the                                                                       Fund Complex
                            Trust and Length            Business Experience and Directorships During the            to be Overseen
Name and Birth Date         of Time Served              Past 5 Years                                                by Trustee1
Independent
Trustee
-------
Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);               80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/
                                                        (April 1996 to present); Member of the Board,
                                                        Hollinger International, Inc./2/ (publishing) (1995 to
                                                        present), HCL Technologies Limited (information
                                                        technology) (April 1999 to present), UBS Mutual
                                                        Funds (formerly known as Brinson and Mitchell
                                                        Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member,
                                                        Textron Inc. 2 International Advisory Council (July
                                                        1996 to present). Formerly, Partner, McKinsey &
                                                        Company (consulting) (1991-1994) and US Chief
                                                        Negotiator in Strategic Arms Reduction Talks
                                                        (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany
                                                        (1985-1991); Member of the Board, Homestake
                                                        Mining/2/ (mining and exploration) (1998-February
                                                        2001), Archer Daniels Midland Company/2/
                                                        (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment)
                                                        (March 1999-December 2001).

                                                                                                                     Number of
                                                                                                                     Funds in the
                            Position with the                                                                        Fund Complex
                            Trust and Length            Business Experience and Directorships During the             to be Overseen
Name and Birth Date         of Time Served              Past 5 Years                                                 by Trustee1

S. Leland Dill              Trustee since 1986 for the  Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                     BT Investment Funds.        Phoenix Euclid Market Neutral Funds (since May 1998)
                                                        (registered investment companies); Retired (since 1986).
                            Trustee since 1999 for the  Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            BT Institutional Funds and  Director, Vintners International Company Inc. (June
                            BT Pyramid Funds.           1989-May 1992), Coutts (USA) International (January
                                                        1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                                                        (March 1991-March 1999) and General Partner, Pemco
                                                        (investment company) (June 1979-June 1986).

Martin J. Gruber            Trustee since 1999 for the  Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                     BT Investment Funds and     Business, New York University (since 1964); Trustee, CREF
                            the BT Institutional Funds. (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                            Trustee since 1992 for the  Capital Fund, Inc. (2000 to present) and Singapore Fund,
                            BT Pyramid Funds.           Inc. (since 2000) (registered investment companies).

Richard J. Herring          Trustee since 1999 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Investment Funds and     Professor, Finance Department, The Wharton School,
                            the BT Pyramid Funds.       University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                            Trustee since 1990 for the  Co-Director, Wharton Financial Institutions Center (since
                            BT Institutional Funds.     2000) and Vice Dean and Director, Wharton Undergraduate
                                                        Division (1995-2000).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee\1\
Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation\2\ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp.\2\ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present). Formerly,
                                                        Executive Director, The Pew Charitable Trusts (1988 to
                                                        1994); Director, ISI Family of Funds (registered investment companies) (1997 to 1999); and Director and Executive Vice
                                                        President, The Glenmede Trust Company (investment trust and wealth management) (1994 to 2000).


Philip Saunders, Jr.        Trustee since 1986 for the  Principal, Philip Saunders Associates (Economic and                  78
10/11/35                    BT Investment Funds.        Financial Consulting) (since 1998).  Formerly, Director,
                                                        Financial Industry Consulting, Wolf & Company (1987-1988);
                            Trustee since 1999 for the  President, John Hancock Home Mortgage Corporation
                            BT Institutional Funds and  (1984-1986); Senior Vice President of Treasury and
                            the BT Pyramid Funds.       Financial Services, John Hancock Mutual Life Insurance
                                                        Company, Inc. (1982-1986).

                                                                                                                  Number of
                                                                                                                  Funds in the
                         Position with the                                                                        Fund Complex
                         Trust and Length         Business Experience and Directorships During the                to be Overseen
Name and Birth Date      of Time Served           Past 5 Years                                                    by Trustee/1/
William N. Searcy        Trustee since 2002.      Pension & Savings Trust Officer, Sprint Corporation/2/                 78
9/3/46                                            (telecommunications) (since 1989); Trustee of 22
                                                  open-end mutual funds managed by Sun Capital
                                                  Advisers, Inc. (since 1998).

Robert H. Wadsworth      Trustee since 2002.      President, Robert H. Wadsworth Associates, Inc.                        81
1/29/40                                           (consulting firm) (1982 to present); President and
                                                  Director, Trust for Investment Managers (registered
                                                  investment company) (1999 to present). Formerly,
                                                  President, Investment Company Administration, L.L.C.
                                                  (1992*-July 2001); President, Treasurer and Director,
                                                  First Fund Distributors, Inc. (1990-January 2002); Vice
                                                  President, Professionally Managed Portfolios (1999-2002)
                                                  and Advisors Series Trust (1997-2002)
                                                  (registered investment companies); and President,
                                                  Guinness Flight Investment Funds, Inc. (registered
                                                  investment companies).
                                                  * Inception date of the corporation which was the
                                                    predecessor to the LLC.
Interested Trustee
------------------
Richard T. Hale/3/       Trustee since 1999 and   Managing Director, Deutsche Bank Securities Inc.                       78
7/17/45                  President since 2000.    (formerly Deutsche Banc Alex. Brown Inc.) and
                                                  Deutsche Asset Management (1999 to present);
                                                  Director and President, Investment Company Capital
                                                  Corp. (registered investment advisor) (1996 to
                                                  present); President, DB Hedge Strategies Fund LLC
                                                  (registered investment company) (June 2002 to
                                                  present); Director, Deutsche Global Funds, Ltd. (2000
                                                  to present), CABEI Fund (2000 to present), North
                                                  American Income Fund (2000 to present) (registered
                                                  investment companies); Vice President, Deutsche
                                                  Asset Management, Inc. (2000 to present). Chartered
                                                  Financial Analyst. Formerly, Director, ISI Family of
                                                  Funds (registered investment companies) (1992-1999).


Name and Birth Date         Position with the Trust     Business Experience and Directorships During the Past 5
                            and Length of Time Served.  Years.

Officers
--------
Richard T. Hale             President since 2000.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert               Assistant Secretary since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999; Vice  Managing Director, Deutsche Asset Management (2002 to
3/27/54                     President since 2000.       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                        Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an `interested person' within the meaning of
Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

     Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                        Supplement dated August 19, 2002
      to the Statements of Additional Information for the following funds
                                (each a 'Fund'):


BT Investment Funds
  Scudder Lifecycle Short Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Mid Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Long Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Quantitative Equity Fund - Investment Class and Institutional Class,
        Statement of Additional Information dated April 30, 2002

BT Institutional Funds
  Equity 500 Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002 ('BT Institutional Equity 500 Index Fund')

BT Advisor Funds
  US Bond Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002

     EAFE(R) Equity Index Fund - Premier Class, Statement of Additional
         Information dated April 30, 2002

BT Pyramid Mutual Funds
  Scudder Asset Management Fund - Premier Class, Statement of Additional
         Information dated July 31, 2002
Equity 500 Index Fund - Investment Class, Statement of Additional Information dated April 30, 2002 ('BT Pyramid Equity 500 Index Fund')


The following supplements the Statements of Additional Information for each
Fund:

The legal name of the Fund is:             The Fund will also be known as:

Lifecycle Short Range Fund                 Scudder Lifecycle Short Range Fund
Lifecycle Mid Range Fund                   Scudder Lifecycle Mid Range Fund
Lifecycle Long Range Fund                  Scudder Lifecycle Long Range Fund
Quantitative Equity Fund                   Scudder Quantitative Equity Fund
Equity 500 Index Fund                      Scudder Equity 500 Index Fund
US Bond Index Fund                         Scudder US Bond Index Fund
EAFE(R)Equity Index Fund                   Scudder EAFE(R) Equity Index Fund
Asset Management Fund                      Scudder Asset Management Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

     The address for Investment Company Capital Corporation, the Funds' transfer agent ('Transfer Agent'), is:

               Investment Company Capital Corporation
               c/o Scudder Investments
               811 Main Street
               Kansas City, MO 64105


Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the 'Distributor' Sub-Section of the 'Management of the Trust(s) and Portfolio(s)' Section of the Statement of Additional Information for each Fund:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the 'Portfolio Transactions and Brokerage Commissions' Sub-Section of the `Investment Objectives and Policies' Section of the Statement of Additional Information for each Fund:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Purchase of Shares,' 'Redemption of Shares' and 'How to Sell Shares' Sub-Sections of the 'Valuation of Securities; Redemptions and Purchases in Kind' or `Valuation of Securities'
Section in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES


Shares of each Fund are distributed by SDI. Each of the Lifecycle Short Range Fund, Lifecycle Mid Range Fund, and Lifecycle Long Range Fund offers one class, the Investment Class. The Quantitative Equity Fund has two classes, the Institutional Class and the Investment Class. BT Pyramid Equity 500 Index Fund has one class, the Investment Class. Each of the BT Institutional Equity 500 Index Fund, the US Bond Index Fund, the EAFE(R) Equity Index Fund, and the Asset Management Fund has one class, the Premier Class. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.

                                              Annual 12b-1
                                            Distribution Fees
                                           (as a % of average
                       Sales Charge         daily net assets)       Other Information
                       ------------         -----------------       -----------------
Investment                None                    0.25%               Not applicable
Class


In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI. Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A 'Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Because Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('DBT Co.') is the Custodian and Investment Company Capital Corporation, an affiliate is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see 'Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under 'General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Exchange Privilege. Shareholders of Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the '15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a 'market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a 'market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ('Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

Effective August 19, 2002, replace the first paragraph of the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' or `Valuation of Securities' Section in the Statement of Additional Information for each Fund with the following:

                             VALUATION OF SECURITIES

     The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the second paragraph in the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' Section in the Statement of Additional Information for each Fund:

     When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the `Appendix' in the Statement of Additional Information for each Fund:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Lifecycle Short Range Fund - Investment Class      Investment Class:  055922827
Lifecycle Mid Range Fund - Investment Class        Investment Class:  055922835
Lifecycle Long Range Fund - Investment Class       Investment Class:  055922843

Quantitative Equity Fund - Investment Class and    Investment Class:  0555922652
Institutional Class                                Institutional Class:  055922645

Equity 500 Index Fund - Premier Class              Premier Class:  055924500
US Bond Index Fund - Premier Class                 Premier Class:  05576L700
EAFE(R)Equity Index Fund - Premier Class           Premier Class:  05576L874
Asset Management Fund - Premier Class              Premier Class:  055847404
Equity 500 Index Fund - Investment Class           Investment Class:  055847107

Lifecycle Short Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Mid Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Long Range Fund - Investment Class has a fiscal year ending
March 31st.

Quantitative Equity Fund - Investment Class and Institutional Class has a fiscal year ending December 31st.

Equity 500 Index Fund - Premier Class has a fiscal year ending December 31st.

US Bond Index Fund - Premier Class has a fiscal year ending December 31st.

EAFE(R) Equity Index Fund - Premier Class has a fiscal year ending
December 31st.

Asset Management Fund - Premier Class has a fiscal year ending March 31st.

Equity 500 Index Fund - Investment Class has a fiscal year ending December 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.


Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Trustees and Officers' Sub-Section or the `Information Concerning Trustees and Officers' of the `Management of the Trust(s) and Portfolio(s) Section of the Statement of Additional Information for each Fund:

     On July 31, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                              TRUSTEES AND OFFICERS

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/

Independent Trustee
-------------------
Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);                 80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                        1996 to present); Member of the Board, Hollinger
                                                        International, Inc./2/ (publishing) (1995 to present), HCL
                                                        Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                        Mitchell Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member, Textron Inc.
                                                        /2/ International Advisory Council (July 1996 to present).
                                                        Formerly, Partner, McKinsey & Company (consulting)
                                                        (1991-1994) and US Chief Negotiator in Strategic Arms
                                                        Reduction Talks (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany (1985-1991);
                                                        Member of the Board, Homestake Mining/2/ (mining and
                                                        exploration) (1998-February 2001), Archer Daniels Midland
                                                        Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment) (March
                                                        1999-December 2001).


S. Leland Dill              Trustee since 1999 for      Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                     the BT Institutional        Phoenix Euclid Market Neutral Funds (since May 1998)
                            Funds, BT Advisor           (registered investment companies); Retired (since 1986).
                            Funds, and BT Pyramid       Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            Mutual Funds.               Director, Vintners International Company Inc. (June
                                                        1989-May 1992), Coutts (USA) International (January
                            Trustee since 1986 for      1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                            the BT Investment           (March 1991-March 1999) and General Partner,
                            Funds.                      Pemco (investment company) (June 1979-June 1986).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/
Martin J. Gruber            Trustee since 1999 for the  Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                     BT Institutional Funds and  Business, New York University (since 1964); Trustee, CREF
                            BT Investment Funds.        (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                            Trustee since 1995 for the  Capital Fund, Inc. (2000 to present) and Singapore Fund,
                            BT Advisor Funds.           Inc. (since 2000) (registered investment companies).

                            Trustee since 1992 for the
                            BT Pyramid Mutual Funds.

Richard J. Herring          Trustee since 1990 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Institutional Funds.     Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                            Trustee since 1999 for      Co-Director, Wharton Financial Institutions Center (since
                            the BT Investment           2000) and Vice Dean and Director, Wharton Undergraduate
                            Funds an BT Pyramid         Division (1995-2000).
                            Mutual Funds.

                            Trustee since 1995 for
                            the BT Advisor Funds.

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/
Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

Philip Saunders, Jr.        Trustee since 1999 for the  Principal, Philip Saunders Associates (Economic and                  78
10/11/35                    BT Institutional Funds, BT  Financial Consulting) (since 1998).  Formerly, Director,
                            Advisor Funds, and BT       Financial Industry Consulting, Wolf & Company (1987-1988);
                            Pyramid Mutual Funds.       President, John Hancock Home Mortgage Corporation
                                                        (1984-1986); Senior Vice President of Treasury and
                                                        Financial Services, John Hancock Mutual Life Insurance
                            Trustee since 1986 for the  Company, Inc. (1982-1986).
                            BT Investment Funds.

William N. Searcy           Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/                 78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).



Robert H. Wadsworth         Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally Managed
                                                        Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).

                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.


                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/

Interested Trustee
------------------
Richard T. Hale/3/          Trustee since 1999 for the  Managing Director, Deutsche Bank Securities Inc. (formerly        78
7/17/45                     BT Institutional Funds, BT  Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                            Investment Funds, and BT    Management (1999 to present); Director and President,
                            Pyramid Mutual Funds.       Investment Company Capital Corp. (registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                            Trustee since 2000 for the  Fund LLC (registered investment company) (June 2002 to
                            BT Advisor Funds.           present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                        present), CABEI Fund (2000 to present), North American
                                                        Income Fund (2000 to present) (registered investment
                                                        companies); Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present).  Chartered Financial Analyst.  Formerly,
                                                        Director, ISI Family of Funds (registered investment
                                                        companies) (1992-1999).


Name and Birth Date         Position with the Trust   Business Experience and Directorships During the Past 5
                            and Length of Time Served   Years
Officers
--------
Richard T. Hale             President since 2000 for    See information provided under Interested Trustee.
7/17/45                     the BT Institutional Funds
                            and BT Advisor Funds.

                            President since 1999 for
                            the BT Investment Funds
                            and BT Pyramid Mutual
                            Funds.

Amy M. Olmert               Assistant Secretary since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999; Vice  Managing Director, Deutsche Asset Management (2002 to
3/27/54                     President since 2000.       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an 'interested  person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.